ACQUISITION OF NEWPORT BANCORP, INC. Pro forma financial results of operations (Details) (NewportBancorpInc [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
NewportBancorpInc [Member]
Business Acquisition [Line Items]
Net interest income	$ 39,735	$ 41,614
Net Income (Loss)	$ 2,324	$ 3,322
Earnings Per Share, Basic	$ 0.19	$ 0.27
Earnings Per Share, Diluted	$ 0.19	$ 0.27